Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors. These measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with U.S. generally accepted accounting principles (GAAP).

Free Cash Flow
Free cash flow is defined as cash from operations and cash distributions from DIRECTV classified as investing activities minus capital expenditures and cash paid for vendor financing (classified as financing activities). Free cash flow after dividends is defined as cash from operations and cash distributions from DIRECTV classified as investing activities, minus capital expenditures, cash paid for vendor financing and dividends on common and preferred shares. Free cash flow dividend payout ratio is defined as the percentage of dividends paid on common and preferred shares to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including capital expenditures and vendor financing, and from our continued economic interest in the U.S. video operations as part of our DIRECTV equity method investment, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions
	Fourth Quarter		Year Ended
	2024	2023	2024	2023
Net cash provided by operating activities[1]	$11,896	$11,378	$38,771	$38,314
Add: Distributions from DIRECTV classified as investing activities	—	602	928	2,049
Less: Capital expenditures	(6,843)	(4,601)	(20,263)	(17,853)
Less: Cash paid for vendor financing	(221)	(1,006)	(1,792)	(5,742)
Free Cash Flow	4,832	6,373	17,644	16,768

Less: Dividends paid	(2,037)	(2,020)	(8,208)	(8,136)
Free Cash Flow after Dividends	$2,795	$4,353	$9,436	$8,632
Free Cash Flow Dividend Payout Ratio	42.2%	31.7%	46.5%	48.5%
[1]Includes distributions from DIRECTV of $1,072 and $2,027 in the fourth quarter and for the year ended December 31, 2024, and $332 and $1,666 in the fourth quarter and for the year ended December 31, 2023.

Beginning with our first-quarter 2025 reporting, as shown in the table below, we plan to revise our definition of free cash flow to remove cash flow related to our DIRECTV equity method investment, which we have agreed to sell to TPG Capital (TPG). Free cash flow is expected to be defined as cash from operations minus cash flows related to our DIRECTV equity method investment (cash distributions minus cash taxes paid from DIRECTV), minus capital expenditures and cash paid for vendor financing (classified as financing activities).

Free Cash Flow Excluding DIRECTV
Dollars in millions
	Fourth Quarter		Year Ended
	2024	2023	2024	2023
Net cash provided by operating activities	$11,896	$11,378	$38,771	$38,314
Less: Distributions from DIRECTV classified as operating activities	(1,072)	(332)	(2,027)	(1,666)
Less: Cash taxes paid on DIRECTV	254	236	656	782
Less: Capital expenditures	(6,843)	(4,601)	(20,263)	(17,853)
Less: Cash paid for vendor financing	(221)	(1,006)	(1,792)	(5,742)
Free Cash Flow Excluding DIRECTV	4,014	5,675	15,345	13,835

Cash Paid for Capital Investment
In connection with capital improvements, we negotiate with some of our vendors to obtain favorable payment terms of 120 days or more, referred to as vendor financing, which are excluded from capital expenditures and reported in accordance with GAAP as financing activities. We present an additional view of cash paid for capital investment to provide investors with a comprehensive view of cash used to invest in our networks, product developments and support systems.

Cash Paid for Capital Investment
Dollars in millions
	Fourth Quarter		Year Ended
	2024	2023	2024	2023
Capital Expenditures	$(6,843)	$(4,601)	$(20,263)	$(17,853)
Cash paid for vendor financing	(221)	(1,006)	(1,792)	(5,742)
Cash paid for Capital Investment	$(7,064)	$(5,607)	$(22,055)	$(23,595)

EBITDA
Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing cash generation potential with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which management is responsible and upon which we evaluate performance.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Mobility business unit operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. For market comparability, management analyzes performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Fourth Quarter		Year Ended
	2024	2023	2024	2023
Net Income	$4,408	$2,582	$12,253	$15,623
Additions:
Income Tax Expense (Benefit)	900	354	4,445	4,225
Interest Expense	1,661	1,726	6,759	6,704
Equity in Net (Income) of Affiliates	(1,074)	(337)	(1,989)	(1,675)
Other (Income) Expense - Net	(569)	946	(2,419)	(1,416)
Depreciation and amortization	5,374	4,766	20,580	18,777
EBITDA	10,700	10,037	39,629	42,238
Transaction and other cost	22	26	123	98
Benefit-related (gain) loss	55	(97)	(67)	(129)
Asset impairments and abandonments and restructuring	14	589	5,075	1,193
Adjusted EBITDA[1]	$10,791	$10,555	$44,760	$43,400
[1]See "Adjusting Items" section for additional discussion and reconciliation of adjusted items.

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Fourth Quarter		Year Ended
	2024	2023	2024	2023
Communications Segment
Operating Income	$6,189	$6,608	$27,095	$27,801
Add: Depreciation and amortization	5,114	4,411	19,433	17,363
EBITDA	11,303	11,019	46,528	45,164

Total Operating Revenues	31,139	30,797	117,652	118,038
Operating Income Margin	19.9%	21.5%	23.0%	23.6%
EBITDA Margin	36.3%	35.8%	39.5%	38.3%

Mobility
Operating Income	$6,124	$6,214	$26,314	$25,861
Add: Depreciation and amortization	2,764	2,162	10,217	8,517
EBITDA	8,888	8,376	36,531	34,378

Total Operating Revenues	23,129	22,393	85,255	83,982
Service Revenues	16,563	16,039	65,373	63,175
Operating Income Margin	26.5%	27.7%	30.9%	30.8%
EBITDA Margin	38.4%	37.4%	42.8%	40.9%
EBITDA Service Margin	53.7%	52.2%	55.9%	54.4%

Business Wireline
Operating Income	$(211)	$165	$(88)	$1,289
Add: Depreciation and amortization	1,408	1,369	5,555	5,377
EBITDA	1,197	1,534	5,467	6,666

Total Operating Revenues	4,545	5,052	18,819	20,883
Operating Income Margin	(4.6)%	3.3%	(0.5)%	6.2%
EBITDA Margin	26.3%	30.4%	29.1%	31.9%

Consumer Wireline
Operating Income	$276	$229	$869	$651
Add: Depreciation and amortization	942	880	3,661	3,469
EBITDA	1,218	1,109	4,530	4,120

Total Operating Revenues	3,465	3,352	13,578	13,173
Operating Income Margin	8.0%	6.8%	6.4%	4.9%
EBITDA Margin	35.2%	33.1%	33.4%	31.3%

Latin America Segment
Operating Income	$21	$(43)	$40	$(141)
Add: Depreciation and amortization	150	180	657	724
EBITDA	171	137	697	583

Total Operating Revenues	1,044	1,090	4,232	3,932
Operating Income Margin	2.0%	(3.9)%	0.9%	(3.6)%
EBITDA Margin	16.4%	12.6%	16.5%	14.8%

Adjusting Items
Adjusting items include revenues and costs we consider non-operational in nature, including items arising from asset acquisitions or dispositions, including the amortization of intangible assets. While the expense associated with the amortization of certain wireless licenses and customer lists is excluded, the revenue of the acquired companies is reflected in the measure and that those assets contribute to revenue generation. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often-significant impact on our results (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses). Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude, can drive a change in the effective tax rate, in these cases we use the actual tax expense or combined marginal rate of approximately 25%.

Adjusting Items
Dollars in millions
	Fourth Quarter		Year Ended
	2024	2023	2024	2023
Operating Expenses
Transaction and other costs	$22	$26	$123	$98
Benefit-related (gain) loss	55	(97)	(67)	(129)
Asset impairments and abandonments and restructuring	14	589	5,075	1,193
Adjustments to Operations and Support Expenses	91	518	5,131	1,162
Amortization of intangible assets	10	21	53	76
Adjustments to Operating Expenses	101	539	5,184	1,238
Other
DIRECTV intangible amortization (proportionate share)	—	294	797	1,269
Benefit-related (gain) loss, impairments of investment and other	10	76	156	390
Actuarial and settlement (gain) loss – net	56	1,739	56	1,594
Adjustments to Income Before Income Taxes	167	2,648	6,193	4,491
Tax impact of adjustments	37	632	401	1,038
Tax-related items	222	271	222	271
Adjustments to Net Income	$(92)	$1,745	$5,570	$3,182

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses, other income (expense) and income tax expense, certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs, actuarial gains and losses, significant abandonments and impairments, benefit-related gains and losses, employee separation and other material gains and losses. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA and Adjusted EBITDA Margin
Dollars in millions
	Fourth Quarter		Year Ended
	2024	2023	2024	2023
Operating Income	$5,326	$5,271	$19,049	$23,461
Adjustments to Operating Expenses	101	539	5,184	1,238
Adjusted Operating Income	5,427	5,810	24,233	24,699

EBITDA	10,700	10,037	39,629	42,238
Adjustments to Operations and Support Expenses	91	518	5,131	1,162
Adjusted EBITDA	10,791	10,555	44,760	43,400

Total Operating Revenues	32,298	32,022	122,336	122,428

Operating Income Margin	16.5%	16.5%	15.6%	19.2%
Adjusted Operating Income Margin	16.8%	18.1%	19.8%	20.2%
Adjusted EBITDA Margin	33.4%	33.0%	36.6%	35.4%

Adjusted Diluted EPS
	Fourth Quarter		Year Ended
	2024	2023	2024	2023
Diluted Earnings Per Share (EPS)	$0.56	$0.30	$1.49	$1.97
DIRECTV intangible amortization (proportionate share)	—	0.03	0.09	0.14
Actuarial and settlement (gain) loss – net[1]	0.01	0.18	0.01	0.17
Restructuring and impairments	—	0.06	0.72	0.18
Benefit-related, transaction and other costs	—	0.01	(0.02)	(0.01)
Tax-related items	(0.03)	(0.04)	(0.03)	(0.04)
Adjusted EPS	$0.54	$0.54	$2.26	$2.41
Year-over-year growth - Adjusted	—%		-6.2%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,215	7,191	7,204	7,258
[1]Includes adjustments for actuarial gains or losses associated with our pension and postemployment benefit plans, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. We recorded a total net actuarial loss of $0.1 billion in 2024. As a result, adjusted EPS reflects an expected return on plan assets of $2.3 billion (based on an average expected return on plan assets of 7.75% for our pension trust and 4.00% for our VEBA trusts), rather than the actual return on plan assets of $0.4 billion (actual pension return of 1.4% and VEBA return of 8.0%), included in the GAAP measure of income.

Beginning with our first-quarter 2025 reporting, as shown in the table below, we plan to remove from adjusted earnings equity in net income from our investment in DIRECTV, which we have agreed to sell to TPG.

Adjusted Diluted EPS Excluding DIRECTV
	Fourth Quarter		Year Ended
	2024	2023	2024	2023
Diluted Earnings Per Share (EPS)	$0.56	$0.30	$1.49	$1.97
Equity in net income of DIRECTV	(0.12)	(0.04)	(0.22)	(0.18)
Actuarial and settlement (gain) loss – net	0.01	0.18	0.01	0.17
Restructuring and impairments	—	0.06	0.72	0.18
Benefit-related, transaction and other costs	0.01	0.01	(0.02)	—
Tax-related items	(0.03)	(0.04)	(0.03)	(0.04)
Adjusted EPS	$0.43	$0.47	$1.95	$2.10
Year-over-year growth - Adjusted	-8.5%		-7.1%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,215	7,191	7,204	7,258

Net Debt to Adjusted EBITDA
Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. Our Net Debt to Adjusted EBITDA ratio is calculated by dividing the Net Debt by the sum of the most recent four quarters Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and deposits at financial institutions that are greater than 90 days (e.g., certificates of deposit and time deposits), from the sum of debt maturing within one year and long-term debt.

Net Debt to Adjusted EBITDA - 2024
Dollars in millions
	Three Months Ended
	March 31,	June 30,	Sept. 30,	Dec. 31,	Four Quarters
	2024 [1]	2024 [1]	2024 [1]	2024
Adjusted EBITDA	$11,046	$11,337	$11,586	$10,791	$44,760
End-of-period current debt					5,089
End-of-period long-term debt					118,443
Total End-of-Period Debt					123,532
Less: Cash and Cash Equivalents					3,298
Less: Time Deposits					150
Net Debt Balance					120,084
Annualized Net Debt to Adjusted EBITDA Ratio					2.68
1As reported in AT&T's Form 8-K filed October 23, 2024.

Net Debt to Adjusted EBITDA - 2023
Dollars in millions
	Three Months Ended
	March 31,	June 30,	Sept. 30,	Dec. 31,	Four Quarters
	2023 [1]	2023 [1]	2023 [1]	2023 [1]
Adjusted EBITDA	$10,589	$11,053	$11,203	$10,555	$43,400
End-of-period current debt					9,477
End-of-period long-term debt					127,854
Total End-of-Period Debt					137,331
Less: Cash and Cash Equivalents					6,722
Less: Time Deposits					1,750
Net Debt Balance					128,859
Annualized Net Debt to Adjusted EBITDA Ratio					2.97
1As reported in AT&T's Form 8-K filed October 23, 2024.

Supplemental Operational Measures
As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers. Our supplemental presentation of business solutions operations is calculated by combining our Mobility and Business Wireline business units, and then adjusting to remove non-business operations. The following table presents a reconciliation of our supplemental Business Solutions results.

Supplemental Operational Measure
	Fourth Quarter
	December 31, 2024				December 31, 2023
	Mobility	Business Wireline	Adj.[1]	Business Solutions	Mobility	Business Wireline	Adj.[1]	Business Solutions	Percent Change
Operating Revenues
Wireless service	$16,563	$—	$(14,088)	$2,475	$16,039	$—	$(13,648)	$2,391	3.5%
Wireline service	—	4,376	—	4,376	—	4,873	—	4,873	(10.2)%
Wireless equipment	6,566	—	(5,602)	964	6,354	—	(5,451)	903	6.8%
Wireline equipment	—	169	—	169	—	179	—	179	(5.6)%
Total Operating Revenues	23,129	4,545	(19,690)	7,984	22,393	5,052	(19,099)	8,346	(4.3)%

Operating Expenses
Operations and support	14,241	3,348	(11,830)	5,759	14,017	3,518	(11,683)	5,852	(1.6)%
EBITDA	8,888	1,197	(7,860)	2,225	8,376	1,534	(7,416)	2,494	(10.8)%
Depreciation and amortization	2,764	1,408	(2,259)	1,913	2,162	1,369	(1,765)	1,766	8.3%
Total Operating Expenses	17,005	4,756	(14,089)	7,672	16,179	4,887	(13,448)	7,618	0.7%
Operating Income	$6,124	$(211)	$(5,601)	$312	$6,214	$165	$(5,651)	$728	(57.1)%

Operating Income Margin				3.9%				8.7%
[1]Non-business wireless reported in the Communications segment under the Mobility business unit.

Supplemental Operational Measure
	Year Ended
	December 31, 2024				December 31, 2023
	Mobility	Business Wireline	Adj.[1]	Business Solutions	Mobility	Business Wireline	Adj.[1]	Business Solutions	Percent Change
Operating Revenues
Wireless service	$65,373	$—	$(55,561)	$9,812	$63,175	$—	$(53,752)	$9,423	4.1%
Wireline service	—	18,064	—	18,064	—	20,274	—	20,274	(10.9)%
Wireless equipment	19,882	—	(16,630)	3,252	20,807	—	(17,585)	3,222	0.9%
Wireline equipment	—	755	—	755	—	609	—	609	24.0%
Total Operating Revenues	85,255	18,819	(72,191)	31,883	83,982	20,883	(71,337)	33,528	(4.9)%

Operating Expenses
Operations and support	48,724	13,352	(40,010)	22,066	49,604	14,217	(40,980)	22,841	(3.4)%
EBITDA	36,531	5,467	(32,181)	9,817	34,378	6,666	(30,357)	10,687	(8.1)%
Depreciation and amortization	10,217	5,555	(8,353)	7,419	8,517	5,377	(6,951)	6,943	6.9%
Total Operating Expenses	58,941	18,907	(48,363)	29,485	58,121	19,594	(47,931)	29,784	(1.0)%
Operating Income	$26,314	$(88)	$(23,828)	$2,398	$25,861	$1,289	$(23,406)	$3,744	(36.0)%

Operating Income Margin				7.5%				11.2%
[1]Non-business wireless reported in the Communications segment under the Mobility business unit.